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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 13, 1999




                                SPEEDUS.COM, INC.
               (Exact name of registrant as specified in charter)




          Delaware                      000-27582               13-3853788
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



140 58th Street, Suite 7E                              11220
Brooklyn, New York                                   (Zip Code)
(Address of principal executive offices)



Registrant's telephone number, including area code:  (718) 567-4300




                                 Not Applicable
          (Former name or former address, if changed from last report)


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Item 5. Other Events.

     On June 13, 1999, SPEEDUS.COM, INC. (the "Company") entered into three agreements with NEXTLINK Communications, Inc. ("NEXTLINK"). The Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein, provides that NEXTLINK will purchase two million shares of the Company's common stock at $10 per share for a total equity investment of $20 million. Pursuant to the Stock Purchase Agreement, the Company will use its best efforts to cause a NEXTLINK representative to be elected to its Board of Directors. Pursuant to the Strategic Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein, NEXTLINK will provide the Company with access to NEXTLINK's NEXTLAB and certain available NEXTLINK premises and intra-city transport services to support the Company's requirements. The Strategic Agreement also provides that the Company and NEXTLINK will cooperate on regulatory matters of mutual concern, and will explore NEXTLINK's utilization of certain existing infrastructure of the Company, including the Company's fiber, Network Operating Center and equipment location facilities. The Agreement to Assign LMDS License (the "LMDS Agreement"), a copy of which is attached hereto as Exhibit 10.3 and incorporated by reference herein, provides that SPEEDUSNY.COM, L.P., the Company's wholly-owned operating subsidiary, will assign 150 MHz of its LMDS license to NEXTLINK for an assignment price of $20 million. A copy of the press release announcing the above transactions is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     Consummation of the transactions contemplated by the Stock Purchase Agreement and the LMDS Agreement are subject to regulatory and other conditions, including without limitation, that (i) any waiting period (and any extension thereof) under the Hart-Scott-Rodino Act applicable to such transactions shall have expired or been terminated and (ii) with respect to the assignment of the 150 MHz LMDS license, the FCC shall have granted its consent and approval to the assignment and such approval shall be in full force and effect and shall have become final.

     The foregoing summary of the transactions contemplated by the Stock Purchase Agreement, the LMDS Agreement and the Strategic Agreement does not purport to be complete and is qualified in its entirety by all of the terms and provisions of such agreements.


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Item 7. Financial Statements and Exhibits.

     (a) - (b) None.

     (b)  Exhibits.

     10.1 Stock Purchase Agreement, dated as of June 13, 1999, between SPEEDUS.COM, INC. and NEXTLINK Communications, Inc.

     10.2 Agreement to Assign LMDS License, dated as of June 13, 1999, between SPEEDUS.COM, INC., SPEEDUSNY.COM, L.P. and NEXTLINK Communications, Inc.

     10.3 Strategic Agreement, dated as of June 13, 1999, between SPEEDUS.COM, INC. and NEXTLINK Communications, Inc.

     99.1      Press Release of SPEEDUS.COM, INC. dated June 14, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SPEEDUS.COM, INC.



                                       By: /s/ Shant S. Hovnanian
                                           --------------------------
                                           Name:  Shant S. Hovnanian
                                           Title:  Chief Executive Officer

June 28, 1999


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                                  EXHIBIT INDEX

     10.1 Stock Purchase Agreement, dated as of June 13, 1999, between SPEEDUS.COM, INC. and NEXTLINK Communications, Inc.

     10.2 Agreement to Assign LMDS License, dated as of June 13, 1999, between SPEEDUS.COM, INC., SPEEDUSNY.COM, L.P. and NEXTLINK Communications, Inc.

     10.3 Strategic Agreement, dated as of June 13, 1999, between SPEEDUS.COM, INC. and NEXTLINK Communications, Inc.

     99.1      Press Release of SPEEDUS.COM, INC. dated June 14, 1999.


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